UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2007

The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 7, 2007, The Interpublic Group of Companies, Inc. (i) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing its results for the second quarter and the first six months of 2007, (ii) held a conference call, a transcript of which is attached hereto as Exhibit 99.2 and incorporated by reference herein, to discuss the foregoing results and (iii) posted an investor presentation, a copy of which is attached hereto as Exhibit 99.3 and incorporated by reference herein, on its website in connection with the conference call.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1: Press release dated August 7, 2007 (furnished pursuant to Item 2.02)

Exhibit 99.2: Conference call transcript dated August 7, 2007 (furnished pursuant to Item 2.02)

Exhibit 99.3: Investor presentation dated August 7, 2007 (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: August 9, 2007	By: /s/ Nicholas J. Camera
Nicholas J. Camera Senior Vice President, General Counsel and Secretary